ENHANCED GUARANTEED MINIMUM INCOME BENEFIT (GMIB) ENDORSEMENT

This Endorsement forms a part of the Contract to which it is attached and is effective as of the Issue Date. In the case of a conflict with any Contract provision, the provisions of this Endorsement will control. This Endorsement is irrevocable. You can only terminate this Endorsement as indicated in the CONDITIONS FOR TERMINATION OF THIS ENHANCED GMIB section of this Endorsement.

If you exercise this Enhanced GMIB, your Guaranteed Minimum Death Benefit (GMDB) and Guaranteed Partial Withdrawal Benefit (GPWB) cannot be utilized.

We reserve the right to limit your selection of Investment Options and/or to limit the percentage of Contract Value (including any applicable bonus amounts) that you may allocate to a defined group of Investment Options. We will provide written notice to you informing you of any limitations if we exercise this right 30 days prior to implementing the limitations. You will always have at least ten Investment Options to choose from. The minimum percentage of Contract Value that we can impose for a defined group of Investment Options is 10%. If we reclassify an Investment Option as being unavailable, we may reallocate your Contract Value from that Investment Option and apply it proportionately to the other Investment Options you have chosen. If you exceed the maximum limit on the percentage of Contract Value that we will allow in a defined group of Investment Options, we will proportionately reallocate the excess Contract Value from the Investment Options in the defined group and apply it proportionately to the other Investment Options you have chosen. If we need to reallocate your Contract Value and there are no Investment Options that are eligible to receive the Contract Value, we will place the reallocated Contract Value in the USAZ Money Market Fund.

FIXED ACCOUNT (amended-if applicable)
If you select this Enhanced GMIB, the Fixed Account is not available. If you select this Enhanced GMIB, you must allocate your entire Contract Value to the Investment Options available under the Variable Account.

The following definition has been added to the DEFINITIONS Section of the Contract.

GMIB VALUE: The value used to determine the amount of the guaranteed minimum Annuity Payments provided by the GMIB. The GMIB Value is not available for withdrawals or surrenders or for payment of a death benefit. We do not use the GMIB Value to calculate the Contract Value or Death Benefit.

The following hereby amends and supplements the ANNUITY PROVISIONS section of the Contract.

GMIB
This Enhanced GMIB provides for a guaranteed minimum fixed income benefit during the Annuity Phase. This Enhanced GMIB guarantees that beginning with the 10th Contract Anniversary, you may elect to have the GMIB Value applied to purchase a Fixed Annuity.

This Enhanced GMIB will apply only under the following circumstances:

(a) You must select an Income Date that is within 30 days following a Contract Anniversary beginning with your 10th Contract Anniversary. You cannot exercise the GMIB before the 10th Contract Anniversary.

(b) Annuity Payments can only be made as fixed Annuity Payments, regardless of the Annuity Option you select.

S40644                            1                                           NY

(c) You can only elect the Available Annuity Options described in this Endorsement.

(d)  You cannot already have elected to receive Annuity Payments.

GMIB VALUE CALCULATION
The GMIB Value before the date of death is equal to either the Annual Increase Amounts or the Maximum Anniversary Value (MAV) as described below.

If the MAV is greater than both Annual Increase Amounts the GMIB Value will be equal to the MAV. If the 3% Annual Increase Amount is greater than the MAV, you may be able to choose to have the GMIB Value set equal to either the 3% Annual Increase Amount or the 5% Annual Increase Amount. If only the 5% Annual Increase Amount is greater than the MAV, you may be able to choose to have the GMIB Value set equal to either the 5% Annual Increase Amount or the MAV. However, the 5% Annual Increase Amount may be more limited because:

o the maximum limit is potentially less than what is available under the 3% Annual Increase Amount,

o the Guaranteed Monthly Annuity Payment rates are lower than what is available under the MAV or the 3% Annual Increase Amount, and

o    there are fewer  Annuity  Options  available  under the 5% Annual  Increase
     Amount.

A.    3% and 5% Annual Increase Amounts
Each initial Annual Increase Amount is set equal to your initial Purchase Payment (not including any applicable bonus) on the Issue Date.

(a) On each Valuation Date other than a Contract Anniversary, each Annual Increase Amount is equal to:
 (1) its value at the end of the immediately preceding Valuation Date;

(2) plus any additional Purchase Payments (not including any applicable bonus) received that day; and

3) reduced proportionately by the percentage of any Contract Value withdrawn that day including any withdrawal charge. A proportionate reduction may result in greater than a dollar for dollar decrease.

(b)  On every Contract Anniversary prior to your 81st birthday,
     (1) the 3% Annual Increase Amount is equal to:
          (i) its value at the end of the immediately preceding Valuation Date increased by 3%;
          (ii) plus any additional Purchase Payments (not including any applicable bonus) received that day; and
         (iii) reduced proportionately by the percentage of any Contract Value withdrawn that day including any withdrawal charge. A proportionate reduction may result in greater than a dollar for dollar decrease.

    (2) the 5% Annual Increase Amount is equal to:
          (i) its value at the end of the immediately preceding Valuation Date increased by 5%;
          (ii) plus any additional Purchase Payments (not including any applicable bonus) received that day; and
         (iii) reduced proportionately by the percentage of any Contract Value withdrawn that day including any withdrawal charge. A proportionate reduction may result in greater than a dollar for dollar decrease.

S40644                            2                                           NY

(c) Beginning with the Contract Anniversary that occurs on or after your 81st birthday, we calculate each Annual Increase Amount in the same way that we do on any Valuation Date other than a Contract Anniversary.

(d)  the 3% Annual Increase Amount is limited to a maximum of:

     (i) 1.5 times your total Purchase Payments (not including any applicable bonus); and
    (ii) reduced proportionately by each withdrawal's percentage of Contract Value withdrawn including any withdrawal charge. A proportionate reduction may result in greater than a dollar for dollar decrease.

(e) the 5% Annual Increase Amount is limited to a maximum of:

     (i) 2 times your total Purchase Payments (not including any applicable bonus) received in the first 5 Contract Years; and

     (ii) reduced proportionately by each withdrawal's percentage of Contract Value withdrawn including any withdrawal charge. A proportionate reduction may result in greater than a dollar for dollar decrease.

B.       Maximum Anniversary Value (MAV)
The MAV is set equal to your initial Purchase Payment (not including any applicable bonus) on the Issue Date.

(a) On each Valuation Date other than a Contract Anniversary, the MAV is equal to:

     (1)  its value at the end of the immediately preceding Valuation Date;
     (2) plus any additional Purchase Payments (not including any applicable bonus) received that day; and
     (3) reduced proportionately by the percentage of any Contract Value withdrawn (including any withdrawal charge) for each withdrawal you make that day. A proportionate reduction may result in greater than a dollar for dollar decrease.

(b) On every Contract Anniversary prior to your 81st birthday, the MAV is equal to:
     (1) the highest Contract Value that occurred on the Issue Date or on any Contract Anniversary;
     (2) plus subsequent additional Purchase Payments (not including any applicable bonus) you made since that Contract Anniversary or Issue Date; and
     (3) reduced proportionately by the percentage of any Contract Value withdrawn (including any withdrawal charge) for each withdrawal you made since that Contract Anniversary or Issue Date. A proportionate reduction may result in greater than a dollar for dollar decrease.

(c) Beginning with the Contract Anniversary that occurs on or after your 81st birthday, we calculate the MAV in the same way that we do on any Valuation Date other than a Contract Anniversary.

Withdrawal charges are used to also mean Contingent Deferred Sales Charges, where applicable. The term withdrawal is used to also mean surrender, where applicable.

If Joint Owners are named, the Age of the older Contract Owner will be used to determine the GMIB Value. If a non-individual owns the Contract, then Contract Owner shall mean Annuitant and the Annuitant's Age is used to determine the GMIB Value.

ANNUITY PAYMENTS
(a) If you elect Annuity Option 1, 3 or 5 as described in the Contract or the Specified Period Certain Annuity Option described in this Endorsement, Annuity Payments will be the greater of:

S40644                            3                                           NY

(1) the Adjusted Contract Value applied to the current fixed annuity payment rates per $1,000 in use by the Company at the time the GMIB is exercised (the Specified Period Certain Annuity Option is not available with this value); or

(2)  guaranteed minimum Annuity Payments based on the greater of:

              (i) the 3% Annual Increase Amount; or
              (ii) the Maximum Anniversary Value

     applied to the Available Annuity Options described in this Endorsement. These Guaranteed Monthly Annuity Payment rates will differ from the current fixed annuity payment rates in (1) above.

(b) If Annuity Option 2 or 4 as described in the Contract is elected, Annuity Payments will be the greatest of:

     (1) the Adjusted Contract Value divided first by $1,000, and then multiplied by the current fixed annuity payment rates per $1,000 in use by the Company at the time the GMIB is exercised; or

     (2)  guaranteed minimum Annuity Payments based on the greater of:

         (i) the 3% Annual Increase Amount; or
         (ii) the Maximum Anniversary Value

     applied to the Available Annuity Options described in this Endorsement. These Guaranteed Monthly Annuity Payment rates will differ from the current fixed annuity payment rates in (1) above; or

     (3) guaranteed minimum Annuity Payments based on the 5% Annual Increase Amount and applied to the Available Annuity Options described in this Endorsement. These Guaranteed Monthly Annuity Payment rates will differ from the current fixed annuity payment rates described in (1) above and the Guaranteed Monthly Annuity Payment rates per $1,000 of Proceeds found in the Contract.

AVAILABLE ANNUITY OPTIONS
(a) The Annuity Options available to you based on the greater of the 3% Annual Increase Amount or the Maximum Anniversary Value are:

     (1) Annuity Options 1-5, as described in the Contract, that provide for payments over the lifetime of the Annuitant or where applicable, the Joint Annuitant. If the Annuity Option you select involves a period certain, the duration of the period certain must be at least ten years. The Guaranteed Monthly Annuity Payment rates for Annuity Options 1-5 are based on an interest rate of 2 1/2% per year and the 1983(a) Individual Mortality Table with mortality improvement projected 30 years using Mortality Projection Scale G, and

     (2) The Specified Period Certain Annuity Option. We will make monthly fixed guaranteed minimum Annuity Payments to the payee for a specified period of time that you select. The Specified Period Certain must be a whole number of years from 10 to 30. If the last Joint Annuitant dies before the end of the Specified Period Certain, then we will continue to make Annuity Payments for the rest of the Specified Period Certain. The Guaranteed Monthly Annuity Payment rates that we use in calculating the Annuity Payments under this Annuity Option are listed directly below. These Guaranteed Monthly Annuity Payment rates are based on an interest rate of

     1% per year and are for monthly Annuity Payments based on $1,000 of GMIB Value for the specified periods listed in the table. We will provide Guaranteed Monthly Annuity Payment rates for other specified periods upon request.


S40644                                 4                                      NY


                Guaranteed Monthly Annuity Payments per $1,000 of GMIB Value
         --------------------------------------------- --------- --------- --------- --------- ----
         Specified Period Certain (in years)           10        15        20        25        30
         --------------------------------------------- --------- --------- --------- --------- -----
         Guaranteed Monthly Payment                    8.75      5.98      4.59      3.76      3.21
         --------------------------------------------- --------- --------- --------- --------- -----

(b) The Annuity Payment Options available to you based on the 5% Annual Increase Amount are restricted to Annuity Option 2 or 4, as described in the Contract, and the duration of the period certain must be at least ten years.

     The Guaranteed Monthly Payment rates that we use in calculating the Annuity Payments under these Annuity Options are listed in the following tables. These Guaranteed Monthly Payment rates are based on an interest rate of 1% per year and the 1983(a) Individual Mortality Table with mortality improvement projected 30 years using Mortality Projection Scale G and are for monthly Annuity Payments based on $1,000 of GMIB Value for the specified periods listed in the tables. Upon request we will provide Guaranteed Monthly Payments rates for any ages or specified periods not shown in the following table.

S40644                            5                                           NY


----------------------------------------------------------------------------------------
                  Guaranteed Monthly Payment Per $1,000 of GMIB Value
----------------------------------------------------------------------------------------
                                     Fixed Payouts
----------------------------------------------------------------------------------------

 Age of Annuitant                                Option 2
                    --------------------------------------------------------------------
 Nearest Birthday         10 Years               15 Years               20 Years
When First Payment         Minimum               Minimum                Minimum
                    --------------------------------------------------------------------
      Is Made           M          F           M          F           M          F
----------------------------------------------------------------------------------------
        30             2.01       1.88       2.01        1.88       2.01        1.88
        31             2.04       1.90       2.04        1.90       2.03        1.90
        32             2.07       1.93       2.07        1.93       2.06        1.93
        33             2.10       1.95       2.10        1.95       2.09        1.95
        34             2.13       1.98       2.13        1.98       2.12        1.98
        35             2.16       2.01       2.16        2.01       2.15        2.00
        36             2.20       2.03       2.19        2.03       2.19        2.03
        37             2.23       2.06       2.23        2.06       2.22        2.06
        38             2.27       2.09       2.26        2.09       2.26        2.09
        39             2.31       2.13       2.30        2.12       2.29        2.12
        40             2.35       2.16       2.34        2.16       2.33        2.15
        41             2.39       2.19       2.38        2.19       2.37        2.19
        42             2.43       2.23       2.42        2.23       2.41        2.22
        43             2.48       2.27       2.47        2.26       2.45        2.26
        44             2.52       2.30       2.51        2.30       2.50        2.29
        45             2.57       2.35       2.56        2.34       2.54        2.33
        46             2.62       2.39       2.61        2.38       2.59        2.37
        47             2.68       2.43       2.66        2.43       2.64        2.42
        48             2.73       2.48       2.72        2.47       2.69        2.46
        49             2.79       2.52       2.77        2.52       2.74        2.50
        50             2.85       2.57       2.83        2.57       2.80        2.55
        51             2.91       2.63       2.89        2.62       2.85        2.60
        52             2.98       2.68       2.95        2.67       2.91        2.65
        53             3.05       2.74       3.02        2.73       2.97        2.71
        54             3.12       2.80       3.09        2.78       3.03        2.76
        55             3.20       2.86       3.16        2.85       3.09        2.82
        56             3.28       2.93       3.23        2.91       3.16        2.88
        57             3.36       3.00       3.31        2.98       3.22        2.94
        58             3.45       3.07       3.39        3.05       3.29        3.00
        59             3.54       3.15       3.48        3.12       3.36        3.07
        60             3.64       3.23       3.56        3.20       3.43        3.14
        61             3.75       3.31       3.65        3.28       3.50        3.21
        62             3.85       3.40       3.75        3.36       3.57        3.28
        63             3.97       3.50       3.84        3.45       3.65        3.35
        64             4.09       3.60       3.94        3.54       3.72        3.43
        65             4.21       3.71       4.04        3.63       3.79        3.51
        66             4.35       3.82       4.15        3.73       3.86        3.59
        67             4.48       3.94       4.26        3.84       3.93        3.67
        68             4.63       4.06       4.36        3.94       4.00        3.74
        69             4.78       4.19       4.47        4.05       4.06        3.82
        70             4.93       4.33       4.58        4.17       4.12        3.90
        71             5.09       4.48       4.69        4.28       4.18        3.98
        72             5.26       4.64       4.80        4.40       4.24        4.05
        73             5.43       4.80       4.90        4.53       4.29        4.12
        74             5.60       4.97       5.01        4.65       4.34        4.18
        75             5.78       5.15       5.11        4.77       4.38        4.25
        76             5.96       5.34       5.21        4.89       4.42        4.30
        77             6.15       5.53       5.30        5.01       4.45        4.35
        78             6.34       5.73       5.39        5.12       4.48        4.40
        79             6.52       5.94       5.47        5.23       4.51        4.44
        80             6.71       6.15       5.54        5.33       4.53        4.48
        81             6.89       6.36       5.61        5.43       4.55        4.51
        82             7.08       6.57       5.68        5.52       4.56        4.53
        83             7.25       6.78       5.74        5.60       4.57        4.55
        84             7.42       6.99       5.79        5.67       4.58        4.56
        85             7.59       7.19       5.83        5.74       4.58        4.57
        86             7.74       7.38       5.87        5.80       4.59        4.58
        87             7.89       7.57       5.90        5.85       4.59        4.59
        88             8.03       7.75       5.93        5.88       4.59        4.59
        89             8.16       7.92       5.94        5.91       4.59        4.59
        90             8.29       8.08       5.96        5.94       4.59        4.59
------------------------------------------------------------------------------------

S40644                                  6                                     NY



                      Guaranteed Monthly Payment per $1,000 of GMIB Value
                                        Fixed Payout

                                            Option 4
                                      10 Years Minimum
Female Age         30       40          50        60       70        80       90
Male Age
             -------------------------------------------------------------------
       30      1.77     1.88        1.95      1.99     2.00      2.01     2.01
       40      1.83     2.01        2.17      2.27     2.32      2.34     2.35
       50      1.86     2.10        2.36      2.60     2.75      2.82     2.85
       60      1.87     2.14        2.49      2.91     3.29      3.54     3.63
       70      1.88     2.15        2.55      3.11     3.84      4.52     4.87
       80      1.88     2.16        2.57      3.20     4.18      5.49     6.47
       90      1.88     2.16        2.57      3.22     4.31      6.04     7.75
             -------------------------------------------------------------------

                                            Option 4
                                       15 Years Minimum
Female Age         30       40          50        60       70        80       90
Male Age
             -------------------------------------------------------------------
      30      1.77     1.88        1.95      1.99     2.00      2.01     2.01
      40      1.83     2.01        2.17      2.27     2.32      2.34     2.34
      50      1.86     2.10        2.36      2.60     2.75      2.81     2.83
      60      1.87     2.13        2.49      2.90     3.28      3.50     3.56
      70      1.88     2.15        2.54      3.10     3.79      4.37     4.57
      80      1.88     2.16        2.56      3.18     4.09      5.07     5.52
      90      1.88     2.16        2.57      3.19     4.16      5.32     5.91
             -------------------------------------------------------------------

                                            Option 4
                                        20 Years Minimum
Female Age         30       40          50        60       70        80       90
Male Age
             -------------------------------------------------------------------
      30      1.77     1.88        1.95      1.99     2.00      2.01     2.01
      40      1.83     2.01        2.17      2.27     2.31      2.33     2.33
      50      1.86     2.10        2.36      2.59     2.74      2.79     2.80
      60      1.87     2.13        2.48      2.89     3.24      3.41     3.43
      70      1.88     2.15        2.54      3.07     3.68      4.06     4.12
      80      1.88     2.15        2.55      3.13     3.88      4.42     4.53
      90      1.88     2.15        2.55      3.14     3.90      4.48     4.59
             -------------------------------------------------------------------

CONDITIONS FOR TERMINATION OF THIS ENHANCED GMIB This Endorsement will only terminate upon the earliest of:

     (a) the termination of the Contract;
     (b) the entire benefit under this Endorsement is exercised;
     (c) the GMIB Value is zero or less;
     (d) the date GPWB payments begin; or
     (e) the death of the Contract Owner unless the spouse continues the Contract as the new Contract Owner.

ENHANCED GMIB CHARGE
The charge for this benefit is included in the mortality and expense risk charge shown on the Contract Schedule.

In all other respects the provisions, conditions, exceptions, and limitations contained in the Contract remain unchanged.


S40644                               7                                        NY

             ENHANCED GUARANTEED MINIMUM INCOME BENEFIT (GMIB) VALUE
                              CALCULATION EXAMPLES

The following three Enhanced GMIB Endorsement calculation examples show the effect of the GMIB in situations where the initial Purchase Payment amount, partial withdrawals, and changes in the Maximum Anniversary Value (MAV) may vary.

Note that the following applies to each of the Examples that follow:

Any withdrawals you take will proportionately reduce the GMIB Value by an amount greater than or less than the withdrawal or surrendered amount. A proportionate reduction may result in greater than a dollar for dollar decrease. For example if the Contract Value at the time of withdrawal is greater than the Annual Increase Amount or the MAV being reduced, the applicable value will be reduced by less than the withdrawal. If the Contract Value at the time of withdrawal is less than the Annual Increase Amount or the MAV being reduced, the applicable value will be reduced by more than the withdrawal.


                                   EXAMPLE #1
Assumptions

1) You purchase the Contract with an initial Purchase Payment of $100,000 (not including any applicable bonus). You make no additional Purchase Payments.

2)   The MAV on the ninth Contract Anniversary is $180,000.

3) You take a partial withdrawal of $20,000 (this includes any applicable withdrawal charge) in the tenth Contract Year when the Contract Value (prior to the partial withdrawal) is $160,000. You take no other partial withdrawals.

4)   The Contract Value on the tenth Contract Anniversary is $140,000.

5) You have not yet reached your 81st birthday as of the tenth Contract Anniversary.


GMIB Value as of the Tenth Contract Anniversary
On the tenth Contract Anniversary, the GMIB Value is equal to the greatest of:
     1) The 3% Annual Increase Amount:
               Initial Purchase Payment                                                          $100,000.00
               Increased by 3% on the first Contract Anniversary                                 x      1.03
                                                                                                 -------------
                                                                                                 $103,000.00
               Increased by 3% on the second Contract Anniversary                                x      1.03
                                                                                                 -------------
                                                                                                 $106,090.00
               Increased by 3% on the third Contract Anniversary                                 x      1.03
                                                                                                 -------------
                                                                                                 $109,272.70
               (Continues to increase by 3% on each of the fourth through ninth
               Contract Anniversaries.)

               On the ninth Contract Anniversary the
               3% Annual Increase Amount is =                                                    $130,477.32

S40644                               8                                        NY




               The withdrawal occurs in the tenth year between the ninth and tenth Contract Anniversaries. Therefore the Annual Increase
               Amount at the time of the withdrawal will be *reduced
               proportionately by the percentage of Contract Value withdrawn:
               ($20,000 / $160,000) = 0.125 x $130,477.32 =                                      - 16,309.66
                                                                                                 $114,167.65
               Increased by 3% on the tenth Contract Anniversary                                 x      1.03
                                                                                                 -----------
                                                                                                 $117,592.68
               Verifying that the 3% Annual Increase Amount is within the maximum limit:
                   1.5 times Purchase Payments:    1.5 x $100,000 =                                $150,000
                   *reduced proportionately by the percentage of Contract Value
                   withdrawn:   ($20,000 / $160,000) = 0.125 x $150,000 =                        -   18,750
                                                                                                 ----------
                                                                                                 $131,250
     2) The MAV:
               The MAV on the ninth Contract Anniversary                                         $180,000

               The withdrawal occurs in the tenth year between the ninth and tenth Contract Anniversaries. Therefore the MAV at the time of the withdrawal will be *reduced proportionately by the percentage of Contract Value withdrawn: ($20,000 / $160,000) = 0.125 x
               $180,000 =                                                                        - 22,500
                                                                                                 $157,500
               The MAV on the tenth Contract Anniversary
               is the greater of $157,500 or $140,000 =                                          $157,500
                                                                                                 ========

     3) The 5% Annual Increase Amount:
               Initial Purchase Payment                                                          $100,000.00
               Increased by 5% on the first Contract Anniversary                                 x      1.05
                                                                                                 ------------
                                                                                                 $105,000.00
               Increased by 5% on the second Contract Anniversary                                x      1.05
                                                                                                 ------------
                                                                                                 $110,250.00
               Increased by 5% on the third Contract Anniversary                                 x      1.05
                                                                                                 ------------
                                                                                                 $115,762.50
               (Continues to increase by 5% on each of the fourth through ninth
               Contract Anniversaries.)

               On the ninth Contract Anniversary the
               5% Annual Increase Amount is =                                                    $155,132.82

               The withdrawal occurs in the tenth year between the ninth and tenth Contract Anniversaries. Therefore the Annual Increase
               Amount at the time of the withdrawal will be *reduced
               proportionately by the percentage of Contract Value withdrawn:
               ($20,000 / $160,000) = 0.125 x $155,132.82 =                                      - 19,391.60
                                                                                                 $135,741.22
               Increased by 5% on the tenth Contract Anniversary                                 x      1.05
                                                                                                 -----------
 S40644                               9                                       NY                 $142,528.28


               Verifying that the 5% Annual Increase Amount is within the maximum limit:
                   2 times Purchase Payments:    2 x $100,000 =                                    $200,000
                   *Reduced proportionately by the percentage of Contract Value
                   withdrawn:   ($20,000 / $160,000) = 0.125 x $200,000 =                        -   25,000
                                                                                                 ----------
                                                                                                   $175,000

Therefore, the Enhanced GMIB Value is the MAV on the tenth Contract Anniversary and is equal to $157,500. For the MAV, the Annuity Options available to you are Annuity Options 1-5 that provide for payments over the lifetime of the Annuitant or where applicable, the Joint Annuitant and the Period Certain Annuity Option included in this Endorsement. If the Annuity Option you select involves a period certain, the duration of the period certain must be at least ten years.

*Note: a proportionate reduction may result in greater than a dollar for dollar decrease.

                                   EXAMPLE #2
Assumptions

1) You purchase the Contract with an initial Purchase Payment of $100,000 (not including any applicable bonus). You make no additional Purchase Payments.

2)   The MAV on the ninth Contract Anniversary is $120,000.

3) You take a partial withdrawal of $20,000 (this includes any applicable withdrawal charge) in the tenth Contract Year when the Contract Value (prior to the partial withdrawal) is $100,000. You take no other partial withdrawals.

4)   The Contract Value on the tenth Contract Anniversary is $80,000.

5) You have not yet reached your 81st birthday as of the tenth Contract Anniversary.


GMIB Value as of the Tenth Contract Anniversary
On the tenth Contract Anniversary, the GMIB Value is equal to the greatest of:
     1) The 3% Annual Increase Amount:
               Initial Purchase Payment                                                          $100,000.00
               Increased by 3% on the first Contract Anniversary                                 x      1.03
                                                                                                 ------------
                                                                                                 $103,000.00
               Increased by 3% on the second Contract Anniversary                                x      1.03
                                                                                                 ------------
                                                                                                 $106,090.00
               Increased by 3% on the third Contract Anniversary                                 x      1.03
                                                                                                 ------------
                                                                                                 $109,272.70
               (Continues to increase by 3% on each of the fourth through ninth
               Contract Anniversaries.)

               On the ninth Contract Anniversary the
               3% Annual Increase Amount is =                                                    $130,477.32

               The withdrawal occurs in the tenth year between the ninth and tenth Contract Anniversaries. Therefore the Annual Increase
               Amount at the time of the withdrawal will be *reduced
               proportionately by the percentage of Contract Value withdrawn:
               ($20,000 / $100,000) = 0.2 x $130,477.32 =                                        - 26,095.46

                                                                                                 $104,381.85

S40644                               10                                      NY


               Increased by 3% on the tenth Contract Anniversary                                 x      1.03
                                                                                                 -----------
                                                                                                 $107,513.31
               Verifying that the 3% Annual Increase Amount is within the maximum limit:
                   1.5 times Purchase Payments:    1.5 x $100,000 =                                $150,000
                   *Reduced proportionately by the percentage of Contract Value
                   withdrawn:   ($20,000 / $100,000) = 0.2 x $150,000 =                          -   30,000
                                                                                                 ----------
                                                                                                   $120,000
     2) The MAV:
               The MAV on the ninth Contract Anniversary                                           $120,000

               The withdrawal occurs in the tenth year between the ninth and tenth Contract Anniversaries. Therefore the MAV at the time of the withdrawal will be *reduced proportionately by the percentage of Contract Value withdrawn: ($20,000 / $100,000) = 0.2 x
               $120,000 =                                                                        - 24,000
                                                                                                  $96,000
               The MAV on the tenth Contract Anniversary
               Greater of $96,000 and $80,000 =                                                   $96,000
                                                                                                  =======

     3) The 5% Annual Increase Amount:
               Initial Purchase Payment                                                          $100,000.00
               Increased by 5% on the first Contract Anniversary                                 x      1.05
                                                                                                 -----------
                                                                                                 $105,000.00
               Increased by 5% on the second Contract Anniversary                                x      1.05
                                                                                                 ------------
                                                                                                 $110,250.00
               Increased by 5% on the third Contract Anniversary                                 x      1.05
                                                                                                 ------------
                                                                                                 $115,762.50
               (Continues to increase by 5% on each of the fourth through ninth
               Contract Anniversaries.)

               On the ninth Contract Anniversary the
               5% Annual Increase Amount is =                                                    $155,132.82

               The withdrawal occurs in the tenth year between the ninth and tenth Contract Anniversaries. Therefore the Annual Increase
               Amount at the time of the withdrawal will be *reduced
               proportionately by the percentage of Contract Value withdrawn:
               ($20,000 / $100,000) = 0.2 x $155,132.82 =                                        - 31,026.56
                                                                                                 $124,106.26
               Increased by 5% on the tenth Contract Anniversary                                 x      1.05
                                                                                                 -----------
                                                                                                 $130,311.57
               Verifying that the 5% Annual Increase Amount is within the maximum limit:
                   2 times Purchase Payments:    2 x $100,000 =                                    $200,000
                   *Reduced proportionately by the percentage of Contract Value
                   withdrawn:   ($20,000 / $100,000) = 0.2 x $200,000 =                          -   40,000
                                                                                                 ----------
                                                                                                   $160,000

Therefore, the Enhanced GMIB Value is the 5% Annual Increase Amount on the tenth Contract Anniversary and is equal to $130,311.57. If you elect to receive guaranteed minimum Annuity Payments based on the 5% Annual Increase Amount, your

S40644                             11                                         NY
available Annuity Options are restricted to Annuity Option 2 or 4 and the duration of the period certain must be at least ten years. If you elect another Annuity Option the Enhanced GMIB Value is the 3% Annual Increase Amount and is equal to $107,513.31. If the Annuity Option you select involves a period certain, the duration of the period certain must be at least ten years.

*Note: a proportionate reduction may result in greater than a dollar for dollar decrease.

                                   EXAMPLE #3
Assumptions

1) You purchase the Contract with an initial Purchase Payment of $100,000 (not including any applicable bonus). You make no additional Purchase Payments.

2)   The MAV on the ninth Contract Anniversary is $120,000.

3) You take a partial withdrawal of $20,000 (this includes any applicable withdrawal charge) in the tenth Contract Year when the Contract Value (prior to the partial withdrawal) is $100,000. You take no other partial withdrawals.

4)   The  Contract  Value on the tenth  Contract  Anniversary  is  $80,000.  The
     Contract   Value  remains  at  $80,000   through  the  fifteenth   Contract
     Anniversary.

5) You have not yet reached your 81st birthday as of the fifteenth Contract Anniversary.


GMIB Value as of the Fifteenth Contract Anniversary
On the fifteenth Contract Anniversary, the GMIB Value is equal to the greatest of:

     1) The 3% Annual Increase Amount:
               Initial Purchase Payment                                                          $100,000.00
               Increased by 3% on the first Contract Anniversary                                 x      1.03
                                                                                                 ------------
                                                                                                 $103,000.00
               Increased by 3% on the second Contract Anniversary                                x      1.03
                                                                                                 ------------
                                                                                                 $106,090.00
               Increased by 3% on the third Contract Anniversary                                 x      1.03
                                                                                                 ------------
                                                                                                 $109,272.70
               (Continues to increase by 3% on each of the fourth through ninth
               Contract Anniversaries.)

               On the ninth Contract Anniversary the
               3% Annual Increase Amount is =                                                    $130,477.32

               The withdrawal occurs in the tenth year between the ninth and tenth Contract Anniversaries. Therefore the Annual Increase
               Amount at the time of the withdrawal will be *reduced
               proportionately by the percentage of Contract Value withdrawn:
               ($20,000 / $100,000) = 0.2 x $130,477.32 =                                        - 26,095.46
                                                                                                 $104,381.85
               Increased by 3% on the tenth Contract Anniversary                                 x      1.03
                                                                                                 ------------
                                                                                                 $107,513.31
               Increased by 3% on the eleventh Contract Anniversary                              x      1.03
                                                                                                 ------------
                                                                                                 $110,738.71
               Increased by 3% on the twelfth Contract Anniversary                               x      1.03
                                                                                                 ------------
                                                                                                 $114,060.87
               Increased by 3% on the thirteenth Contract Anniversary                            x      1.03
                                                                                                 ------------
S40644                               12                                       NY

                                                                                                 $117,482.70
               Increased by 3% on the fourteenth Contract Anniversary                            x      1.03
                                                                                                 -----------
                                                                                                 $121,007.18
               Verifying that the 3% Annual Increase Amount is within the maximum limit:
                   1.5 times Purchase Payments:    1.5 x $100,000 =                                $150,000
                   *Reduced proportionately by the percentage of Contract Value
                   withdrawn:   ($20,000 / $100,000) = 0.2 x $150,000 =                          -   30,000
                                                                                                 ----------
                                                                                                   $120,000

Therefore the 3% Annual Increase Amount on the fourteenth and subsequent anniversaries is limited to $120,000.

     2) The MAV:
               The MAV on the ninth Contract Anniversary                                         $120,000

               The withdrawal occurs in the tenth year between the ninth and tenth Contract Anniversaries. Therefore the MAV at the time of the withdrawal will be *reduced proportionately by the percentage of Contract Value withdrawn: ($20,000 / $100,000) = 0.2 x
               $120,000 =                                                                         - 24,000
                                                                                                   $96,000

               The MAV on the tenth through the fifteenth Contract Anniversaries
               is the greater of $96,000 and $80,000 =                                            $96,000
                                                                                                  =======

     3) The 5% Annual Increase Amount:
               Initial Purchase Payment                                                          $100,000.00
               Increased by 5% on the first Contract Anniversary                                 x      1.05
                                                                                                 ------------
                                                                                                 $105,000.00
               Increased by 5% on the second Contract Anniversary                                x      1.05
                                                                                                 ------------
                                                                                                 $110,250.00
               Increased by 5% on the third Contract Anniversary                                 x      1.05
                                                                                                 ------------
                                                                                                 $115,762.50
               On the ninth Contract Anniversary the
               5% Annual Increase Amount is =                                                    $155,132.82

               The withdrawal occurs in the tenth year between the ninth and tenth Contract Anniversaries. Therefore the Annual Increase
               Amount at the time of the withdrawal will be *reduced
               proportionately by the percentage of Contract Value withdrawn:
               ($20,000 / $100,000) = 0.2 x $155,132.82 =                                        - 31,026.56
                                                                                                 $124,106.26
               Increased by 5% on the tenth Contract Anniversary                                 x      1.05
                                                                                                 ------------
                                                                                                 $130,311.57
               Increased by 5% on the eleventh Contract Anniversary                              x      1.05
                                                                                                 ------------
                                                                                                 $136,827.15
               Increased by 5% on the twelfth Contract Anniversary                               x       1.05
                                                                                                 ------------
                                                                                                 $143,668.51
               Increased by 5% on the thirteenth Contract Anniversary                            x      1.05
                                                                                                 ------------
                                                                                                 $150,851.93
               Increased by 5% on the fourteenth Contract Anniversary                            x      1.05
                                                                                                 ------------
                                                                                                 $158,394.53

S40644                               13                                       NY



               Increased by 5% on the fifteenth Contract Anniversary                             x     1.05
                                                                                                 -----------
                                                                                                 $166,314.25

               Verifying that the 5% Annual Increase Amount is within the maximum limit:
                   2 times Purchase Payments:    2 x $100,000 =                                    $200,000
                   *Reduced proportionately by the percentage of Contract Value
                   withdrawn:   ($20,000 / $100,000) = 0.2 x $200,000 =                          -   40,000
                                                                                                 ----------
                                                                                                   $160,000

Therefore the 5% Annual Increase Amount on the fifteenth and subsequent anniversaries is limited to $160,000.

Therefore, the Enhanced GMIB Value is the 5% Annual Increase Amount on the fifteenth Contract Anniversary and is equal to $160,000. If you elect to receive guaranteed minimum Annuity Payments based on the 5% Annual Increase Amount, your available Annuity Options are restricted to Annuity Option 2 or 4 and the duration of the period certain must be at least ten years. If you elect another Annuity Option the Enhanced GMIB Value is the 3% Annual Increase Amount and is equal to $120,000. If the Annuity Option you select involves a period certain, the duration of the period certain must be at least ten years.

*Note: a proportionate reduction may result in greater than a dollar for dollar decrease.


                  ALLIANZ  LIFE INSURANCE COMPANY OF NEW YORK


/s/ Suanne J. Pepin
Senior Vice President, Secretary     /s/Charles Kavitsky
and Chief Legal Officer              Chairman of the Board,CEO and President

       ENHANCED GUARANTEED PARTIAL WITHDRAWAL BENEFIT (GPWB) ENDORSEMENT

This Endorsement forms a part of the Contract to which it is attached and is effective as of the Issue Date. In the case of a conflict with any Contract provision, the provisions of this Endorsement will control. This Endorsement is irrevocable. You can only terminate this Endorsement as indicated in the CONDITIONS FOR TERMINATION OF THIS ENHANCED GPWB section of this Endorsement.

If you exercise this Enhanced  GPWB,  your  Guaranteed  Minimum  Income  Benefit
(GMIB)  cannot be utilized,  and the GPWB and  Guaranteed  Minimum Death Benefit
(GMDB) values stop increasing. Benefits paid under this Endorsement will reduce the benefits available under the GPWB and GMDB Endorsements.

LIMITATIONS ON INVESTMENT OPTION SELECTION AND ALLOCATION:
We reserve the right to limit your selection of Investment Options and/or to limit the percentage of Contract Value (including any applicable bonus amounts) that you may allocate to a specific Investment Option or a defined group of Investment Options. For example, if on a specific date we offered a total of 50 Investment Options, we might limit your ability to invest in 10 or 15 specified Investment Options. Or, we might limit your investment in a specific Investment Option or specified group of Investment Options to 10% of Contract Value. If we exercise this right we will provide written notice to you informing you of any limitations 30 days prior to implementing the limitations. You will always have at least 10 Investment Options to choose from. The minimum percentage of Contract Value that we can impose for a defined group of Investment Options is 10%. If we reclassify an Investment Option as being unavailable, we will automatically reallocate your Contract Value from that Investment Option and apply it proportionately to the other Investment Options you have chosen. You will be informed on the reallocation by a confirmation of the transaction. If you exceed the maximum limit on the percentage of Contract Value that we will allow in a specific Investment Option or a defined group of Investment Options (which could occur as a result of market fluctuations), we will proportionately reallocate the excess Contract Value from the restricted Investment Options and apply it proportionately to the other Investment Options you have chosen. If we need to reallocate your Contract Value and there are no Investment Options you have selected that are eligible to receive the Contract Value, we will place the reallocated Contract Value in the USAZ Money Market Fund. If we restrict you to a list of specific Investment Options or groups of Investment Options, we may periodically add new Investment Options to this list. We will not, however, allocate Contract Value to newly permitted Investment Options without instructions from you.

FIXED ACCOUNT (amended-if applicable)
If you select this Enhanced GPWB, the Fixed Account is not available. If you select this Enhanced GPWB, you must allocate your entire Contract Value to the Investment Options available under the Variable Account.

The following definition has been added to the DEFINITIONS Section of the Contract.

GPWB VALUE: The value used to determine the amount of the guaranteed withdrawal payments provided by the GPWB. We do not use the GPWB Value to calculate the Contract Value or Death Benefit.


S40645                             1                                         NY

The following hereby amends and supplements the ANNUITY PROVISIONS section of the Contract.

GPWB
This Enhanced GPWB provides for a guaranteed income benefit that you can elect to receive during the Accumulation Phase. The annual GPWB payment is a partial withdrawal. Withdrawal charges will not apply to the GPWB payment. However, if you make partial withdrawals in addition to receiving a GPWB payment in a Contract Year the partial withdrawal will be subject to any applicable withdrawal charge. This Enhanced GPWB guarantees that beginning with the 10th Contract Anniversary, you may elect to receive GPWB payments based on a percentage of the GPWB Value.

Once you exercise your GPWB, we will make annual GPWB payments to you on the 30th day after your Contract Anniversary unless that day is not a Valuation Date. If the 30th day after your Contract Anniversary is not a Valuation Date, we will make payment to you on the next Valuation Date. We will continue to make GPWB payments to you until the GPWB Value is exhausted, or you elect to stop receiving GPWB payments and instead receive:

(a) a lump-sum payment of any remaining Adjusted Contract Value less any applicable withdrawal charges (you can make this election any time); or
(b) Annuity Payments based on your remaining GPWB Value applied to annuitization options and rates shown in the ANNUITY PAYMENTS and AVAILABLE ANNUITY OPTIONS sections of this Endorsement (you can only make this election within 30 days after a Contract Anniversary and before we make the next GPWB payment), or
(c) Annuity Payments based on your remaining Adjusted Contract Value (you can make this election any time).

After the date you exercise this Enhanced GPWB:
(a) We will not accept any additional Purchase Payments; and
(b) The free surrender amount or partial withdrawal privilege described in the Contract will no longer apply.

This Enhanced GPWB will apply only under the following circumstances:

(a) You must select to begin GPWB payments within 30 days following a Contract Anniversary beginning with your 10th Contract Anniversary. You cannot exercise the GPWB before the 10th Contract Anniversary.

(b) You must submit a GPWB payment election form to our Service Center. GPWB payments will not begin until our Service Center receives this form. Once our Service Center receives the GPWB payment election form, we will automatically begin to make annual payments to you of your chosen GPWB Value percentage. Once you choose the percentage of the GPWB Value you want to receive, you cannot change it

(c) You can only elect the Available GPWB Percentages described in this Endorsement.

(d)  You cannot already have elected to receive Annuity Payments.

GPWB VALUE CALCULATION
The GPWB Value before the date of death is equal to either the Annual Increase Amounts or the Maximum Anniversary Value (MAV) as described below.

If the MAV is greater than both Annual Increase Amounts you can choose to set the GPWB Value equal to the MAV or the 5% Annual Increase Amount. If the 3% Annual Increase Amount is greater than the MAV, you can choose to set the GPWB Value equal to the 3% Annual Increase Amount or the 5% Annual Increase Amount. Although the 5% Annual Increase Amount may be the greatest amount it may also be more limiting because the maximum GPWB Percentage that you can request under the 5% Annual Increase Amount is less than what is available under the 3% Annual Increase Amount or the MAV.


S40645                             2                                         NY

Each GPWB payment reduces the remaining Contract Value, GPWB Value, and GMDB Value by the amount of the GPWB payment. In addition, any partial withdrawals you make in excess of your GPWB payment will proportionately reduce the GPWB Value and the GMDB Value by the percentage of any Contract Value withdrawn. We will deduct the GPWB payment from the Contract Value in each of the Investment Options proportionately.

A.    3% and 5% Annual Increase Amounts
Each Annual Increase Amount is set equal to your initial Purchase Payment (not including any applicable bonus) on the Issue Date.

(a) On each Valuation Date other than a Contract Anniversary, each Annual Increase Amount is equal to:

     (1)  its value at the end of the immediately preceding Valuation Date;

     (2) plus any additional Purchase Payments (not including any applicable bonus) received that day; and

     (3) reduced proportionately by the percentage of any Contract Value withdrawn that day including any withdrawal charge. A proportionate reduction may result in greater than a dollar for dollar decrease.

(b) On every Contract Anniversary prior to your 81st birthday, (1) the 3% Annual Increase Amount is equal to:

     (i) its value at the end of the immediately preceding Valuation Date increased by 3%;

          (ii) plus  any  additional   Purchase   Payments  (not  including  any
               applicable bonus) received that day; and

          (iii)reduced proportionately by the percentage of any Contract Value withdrawn that day including any withdrawal charge. A proportionate reduction may result in greater than a dollar for dollar decrease.

(2)   the 5% Annual Increase Amount is equal to:

          (i) its value at the end of the immediately preceding Valuation Date increased by 5%;

          (ii) plus  any  additional   Purchase   Payments  (not  including  any
               applicable bonus) received that day; and

          (iii)reduced proportionately by the percentage of any Contract Value withdrawn that day including any withdrawal charge. A proportionate reduction may result in greater than a dollar for dollar decrease.

(c) Beginning with the Contract Anniversary that occurs on or after your 81st birthday, we calculate each Annual Increase Amount in the same way that we do on any Valuation Date other than a Contract Anniversary.

(d)  the 3% Annual Increase Amount is limited to a maximum of:

          (i) 1.5 times your total Purchase Payments (not including any applicable bonus); and

          (ii) reduced proportionately by each withdrawal's percentage of Contract Value withdrawn including any withdrawal charge. A proportionate reduction may result in greater than a dollar for dollar decrease.

(e) the 5% Annual Increase Amount is limited to a maximum of:

          (i)  2  times  your  total   Purchase   Payments  (not  including  any
               applicable bonus) received in the first 5 Contract Years; and

          (ii) reduced proportionately by each withdrawal's percentage of Contract Value withdrawn including any withdrawal charge. A proportionate reduction may result in greater than a dollar for dollar decrease.

S40645                             3                                         NY

B.       Maximum Anniversary Value (MAV)
The MAV is set equal to your initial Purchase Payment (not including any applicable bonus) on the Issue Date.

(a) On each Valuation Date other than a Contract Anniversary, the MAV is equal to:

     (1)  its value at the end of the immediately preceding Valuation Date,


     (2) plus any additional Purchase Payments (not including any applicable bonus) received that day; and


     (3) reduced proportionately by the percentage of any Contract Value withdrawn (including any withdrawal charge) for each withdrawal you make that day. A proportionate reduction may result in greater than a dollar for dollar decrease.

(b) On every Contract Anniversary prior to your 81st birthday, the MAV is equal to:

     (1) the highest Contract Value that occurred on the Issue Date or on any Contract Anniversary;

     (2) plus subsequent additional Purchase Payments (not including any applicable bonus) you made since that Contract Anniversary or Issue Date; and

     (3) reduced proportionately by the percentage of any Contract Value withdrawn (including any withdrawal charge) for each withdrawal you made since that Contract Anniversary or Issue Date. A proportionate reduction may result in greater than a dollar for dollar decrease.

(c) Beginning with the Contract Anniversary that occurs on or after your 81st birthday, we calculate the MAV in the same way that we do on any Valuation Date other than a Contract Anniversary.

Withdrawal charges are used to also mean Contingent Deferred Sales Charges, where applicable. The term withdrawal is used to also mean surrender, where applicable.

If Joint Owners are named, the Age of the older Contract Owner will be used to determine the GPWB Value. If a non-individual owns the Contract, then Contract Owner shall mean Annuitant and the Annuitant's Age is used to determine the GPWB Value.

AVAILABLE GPWB PERCENTAGE Your can elect GPWB Percentages of up to:

     (a) 10% if the GPWB Value is based on either the 3% Annual Increase Amount or the Maximum Anniversary Value; or

     (b)  5% if the GPWB Value is based on the 5% Annual Increase Amount.

ANNUITY PAYMENTS
As mentioned in the GPWB Section, you may elect to annuitize your remaining GPWB Value before the next GPWB Payment as follows.

(a) If you elect Annuity Option 1, 3 or 5 as described in the Contract or the Specified Period Certain Annuity Option described in this Endorsement, Annuity Payments will be the greater of:

     (1) the Adjusted Contract Value applied to the current fixed annuity payment rates per $1,000 in use by the Company at the time the GMIB is exercised (the Specified Period Certain Annuity Option is not available with this value); or


S40645                             4                                         NY

(2) guaranteed minimum Annuity Payments based on the greater of:

     (i)  the 3% Annual Increase Amount; or
     (ii) the Maximum Anniversary Value

     applied to the Available Annuity Options in this Endorsement. These Guaranteed Monthly Annuity Payment rates will differ from the current fixed annuity payment rates in (1) above.

(b) If Annuity Option 2 or 4 as described in the Contract is elected, Annuity Payments will be the greatest of:

     (1) the Adjusted Contract Value divided first by $1,000, and then multiplied by the current fixed annuity payment rates per $1,000 in use by the Company at the time annuity payments are elected; or

     (2)  guaranteed minimum Annuity Payments based on the greater of:

          (i)  the 3% Annual Increase Amount; or
          (ii) the Maximum Anniversary Value

     applied to the Available Annuity Options in this Endorsement. These Guaranteed Monthly Annuity Payment rates will differ from the current fixed annuity payment rates in (1) above; or

     (3) guaranteed minimum Annuity Payments based on the 5% Annual Increase Amount and applied to the Available Annuity Options in this Endorsement. These Guaranteed Monthly Annuity Payment rates will differ from the current fixed annuity payment rates described in (1) above and the Guaranteed Monthly Annuity Payment rates per $1,000 of Proceeds found in the Contract.

AVAILABLE ANNUITY OPTIONS
(a) The Annuity Options available to you based on the greater of the 3% Annual Increase Amount or the Maximum Anniversary Value are:

     (1) Annuity Options 1-5, as described in the Contract, that provide for payments over the lifetime of the Annuitant or where applicable, the Joint Annuitant. If the Annuity Option you select involves a period certain, the duration of the period certain must be at least ten years. The Guaranteed Monthly Annuity Payment rates for Annuity Options 1-5 are based on an interest rate of 2 1/2% per year and the 1983(a) Individual Mortality Table with mortality improvement projected 30 years using Mortality Projection Scale G, and

     (2) The Specified Period Certain Annuity Option. We will make monthly fixed guaranteed minimum Annuity Payments to the payee for a specified period of time that you select. The Specified Period Certain must be a whole number of years from 10 to 30. If the last Joint Annuitant dies before the end of the Specified Period Certain, then we will continue to make Annuity Payments for the rest of the Specified Period Certain. The Guaranteed Monthly Annuity Payment rates that we use in calculating the Annuity Payments under this Annuity Option are listed directly below. These Guaranteed Monthly Annuity Payment rates are based on an interest rate of 1% per year and are for monthly Annuity Payments based on $1,000 of GMIB Value for the specified periods listed in the table. We will provide Guaranteed Monthly Annuity Payment rates for other specified periods upon request.

S40645                             5                                         NY



                Guaranteed Monthly Annuity Payments per $1,000 of GPWB Value
         --------------------------------------------- --------- --------- --------- --------- --------
         Specified Period Certain (in years)           10        15        20        25        30
         --------------------------------------------- --------- --------- --------- --------- --------
         Guaranteed Monthly Payment                    8.75      5.98      4.59      3.76      3.21
         --------------------------------------------- --------- --------- --------- --------- --------

(b) The Annuity Payment Options available to you based on the 5% Annual Increase Amount are restricted to Annuity Option 2 or 4, as described in the Contract, and the duration of the period certain must be at least ten years.

     The Guaranteed Monthly Payment rates that we use in calculating the Annuity Payments under these Annuity Options are listed in the following tables. These Guaranteed Monthly payment rates are based on an interest rate of 1% per year and the 1983(a) Individual Mortality Table with mortality improvement projected 30 years using Mortality Projection Scale G and are for monthly Annuity Payments based on $1,000 of GPWB Value for the specified periods listed in the tables. Upon request we will provide Guaranteed Monthly Payments rates for any ages or specified periods not shown in the following table.


S40645                             6                                         NY



---------------------------------------------------------------------------------------
                  Guaranteed Monthly Payment Per $1,000 of GPWB Value
---------------------------------------------------------------------------------------
                                     Fixed Payouts
---------------------------------------------------------------------------------------

 Age of Annuitant                                Option 2
                    -------------------------------------------------------------------
 Nearest Birthday         10 Years               15 Years               20 Years
When First Payment         Minimum               Minimum                Minimum
                    -------------------------------------------------------------------
      Is Made           M          F           M          F           M          F
---------------------------------------------------------------------------------------
        30             2.01       1.88       2.01        1.88       2.01        1.88
        31             2.04       1.90       2.04        1.90       2.03        1.90
        32             2.07       1.93       2.07        1.93       2.06        1.93
        33             2.10       1.95       2.10        1.95       2.09        1.95
        34             2.13       1.98       2.13        1.98       2.12        1.98
        35             2.16       2.01       2.16        2.01       2.15        2.00
        36             2.20       2.03       2.19        2.03       2.19        2.03
        37             2.23       2.06       2.23        2.06       2.22        2.06
        38             2.27       2.09       2.26        2.09       2.26        2.09
        39             2.31       2.13       2.30        2.12       2.29        2.12
        40             2.35       2.16       2.34        2.16       2.33        2.15
        41             2.39       2.19       2.38        2.19       2.37        2.19
        42             2.43       2.23       2.42        2.23       2.41        2.22
        43             2.48       2.27       2.47        2.26       2.45        2.26
        44             2.52       2.30       2.51        2.30       2.50        2.29
        45             2.57       2.35       2.56        2.34       2.54        2.33
        46             2.62       2.39       2.61        2.38       2.59        2.37
        47             2.68       2.43       2.66        2.43       2.64        2.42
        48             2.73       2.48       2.72        2.47       2.69        2.46
        49             2.79       2.52       2.77        2.52       2.74        2.50
        50             2.85       2.57       2.83        2.57       2.80        2.55
        51             2.91       2.63       2.89        2.62       2.85        2.60
        52             2.98       2.68       2.95        2.67       2.91        2.65
        53             3.05       2.74       3.02        2.73       2.97        2.71
        54             3.12       2.80       3.09        2.78       3.03        2.76
        55             3.20       2.86       3.16        2.85       3.09        2.82
        56             3.28       2.93       3.23        2.91       3.16        2.88
        57             3.36       3.00       3.31        2.98       3.22        2.94
        58             3.45       3.07       3.39        3.05       3.29        3.00
        59             3.54       3.15       3.48        3.12       3.36        3.07
        60             3.64       3.23       3.56        3.20       3.43        3.14
        61             3.75       3.31       3.65        3.28       3.50        3.21
        62             3.85       3.40       3.75        3.36       3.57        3.28
        63             3.97       3.50       3.84        3.45       3.65        3.35
        64             4.09       3.60       3.94        3.54       3.72        3.43
        65             4.21       3.71       4.04        3.63       3.79        3.51
        66             4.35       3.82       4.15        3.73       3.86        3.59
        67             4.48       3.94       4.26        3.84       3.93        3.67
        68             4.63       4.06       4.36        3.94       4.00        3.74
        69             4.78       4.19       4.47        4.05       4.06        3.82
        70             4.93       4.33       4.58        4.17       4.12        3.90
        71             5.09       4.48       4.69        4.28       4.18        3.98
        72             5.26       4.64       4.80        4.40       4.24        4.05
        73             5.43       4.80       4.90        4.53       4.29        4.12
        74             5.60       4.97       5.01        4.65       4.34        4.18
        75             5.78       5.15       5.11        4.77       4.38        4.25
        76             5.96       5.34       5.21        4.89       4.42        4.30
        77             6.15       5.53       5.30        5.01       4.45        4.35
        78             6.34       5.73       5.39        5.12       4.48        4.40
        79             6.52       5.94       5.47        5.23       4.51        4.44
        80             6.71       6.15       5.54        5.33       4.53        4.48
        81             6.89       6.36       5.61        5.43       4.55        4.51
        82             7.08       6.57       5.68        5.52       4.56        4.53
        83             7.25       6.78       5.74        5.60       4.57        4.55
        84             7.42       6.99       5.79        5.67       4.58        4.56
        85             7.59       7.19       5.83        5.74       4.58        4.57
        86             7.74       7.38       5.87        5.80       4.59        4.58
        87             7.89       7.57       5.90        5.85       4.59        4.59
        88             8.03       7.75       5.93        5.88       4.59        4.59
        89             8.16       7.92       5.94        5.91       4.59        4.59
        90             8.29       8.08       5.96        5.94       4.59        4.59
------------------------------------------------------------------------------------

S40645                                7                                       NY


                      Guaranteed Monthly Payment per $1,000 of GPWB Value
                                  Fixed Payout

                                            Option 4
                                        10 Years Minimum
Female Age      30        40        50         60        70       80        90
Male Age
             -------------------------------------------------------------------
          30   1.77      1.88      1.95       1.99      2.00     2.01      2.01
          40   1.83      2.01      2.17       2.27      2.32     2.34      2.35
          50   1.86      2.10      2.36       2.60      2.75     2.82      2.85
          60   1.87      2.14      2.49       2.91      3.29     3.54      3.63
          70   1.88      2.15      2.55       3.11      3.84     4.52      4.87
          80   1.88      2.16      2.57       3.20      4.18     5.49      6.47
          90   1.88      2.16      2.57       3.22      4.31     6.04      7.75
             -------------------------------------------------------------------

                                            Option 4
                                         15 Years Minimum
Female Age      30        40        50         60        70       80        90
Male Age
             -------------------------------------------------------------------
          30   1.77      1.88      1.95       1.99      2.00     2.01      2.01
          40   1.83      2.01      2.17       2.27      2.32     2.34      2.34
          50   1.86      2.10      2.36       2.60      2.75     2.81      2.83
          60   1.87      2.13      2.49       2.90      3.28     3.50      3.56
          70   1.88      2.15      2.54       3.10      3.79     4.37      4.57
          80   1.88      2.16      2.56       3.18      4.09     5.07      5.52
          90   1.88      2.16      2.57       3.19      4.16     5.32      5.91
             -------------------------------------------------------------------


                                            Option 4
                                       20 Years Minimum

Female Age      30        40        50         60        70       80        90
Male Age
             -------------------------------------------------------------------
          30   1.77      1.88      1.95       1.99      2.00     2.01      2.01
          40   1.83      2.01      2.17       2.27      2.31     2.33      2.33
          50   1.86      2.10      2.36       2.59      2.74     2.79      2.80
          60   1.87      2.13      2.48       2.89      3.24     3.41      3.43
          70   1.88      2.15      2.54       3.07      3.68     4.06      4.12
          80   1.88      2.15      2.55       3.13      3.88     4.42      4.53
          90   1.88      2.15      2.55       3.14      3.90     4.48      4.59
             -------------------------------------------------------------------


CONDITIONS FOR TERMINATION OF THIS ENHANCED GPWB
This Endorsement will only terminate upon the earliest of:
(a)      the termination of the Contract;
(b)      the Income Date;
(c)      the entire benefit under this Endorsement is exercised;
(d)      the GPWB Value is zero or less; or
(e) the death of the Contract Owner unless the spouse continues the Contract as the new Contract Owner.

ENHANCED GPWB CHARGE
The charge for this benefit is included in the mortality and expense risk charge shown on the Contract Schedule.

In all other respects the provisions, conditions, exceptions, and limitations contained in the Contract remain unchanged.

S40645                               8                                        NY

           ENHANCED GUARANTEED PARTIAL WITHDRAWAL BENEFIT (GPWB) VALUE
                              CALCULATION EXAMPLES

The following three Enhanced GPWB Endorsement calculation examples show the effect of the GPWB in situations where the initial Purchase Payment amount, partial withdrawals, and changes in the Maximum Anniversary Value (MAV) may vary.

Note that the following applies to each of the Examples that follow:

Any withdrawals you take will proportionately reduce the GPWB Value by an amount greater than or less than the withdrawal or surrendered amount. A proportionate reduction may result in greater than a dollar for dollar decrease. For example if the Contract Value at the time of withdrawal is greater than the Annual Increase Amount or the MAV being reduced, the applicable value will be reduced by less than the withdrawal. If the Contract Value at the time of withdrawal is less than the Annual Increase Amount or the MAV being reduced, the applicable value will be reduced by more than the withdrawal.


                                   EXAMPLE #1
Assumptions

1) You purchase the Contract with an initial Purchase Payment of $100,000 (not including any applicable bonus). You make no additional Purchase Payments.

2)   The MAV on the ninth Contract Anniversary is $180,000.

3) You take a partial withdrawal of $20,000 (this includes any applicable withdrawal charge) in the tenth Contract Year when the Contract Value (prior to the partial withdrawal) is $160,000. You take no other partial withdrawals.

4)   The Contract Value on the tenth Contract Anniversary is $140,000.

5) You have not yet reached your 81st birthday as of the tenth Contract Anniversary.


GPWB Value as of the Tenth Contract Anniversary
On the tenth Contract Anniversary, the GPWB Value is equal to the greatest of:


     1) The 3% Annual Increase Amount:
               Initial Purchase Payment                                                          $100,000.00
               Increased by 3% on the first Contract Anniversary                                 x      1.03
                                                                                                 ------------
                                                                                                 $103,000.00
               Increased by 3% on the second Contract Anniversary                                x      1.03
                                                                                                 ------------
                                                                                                  $106,090.00
               Increased by 3% on the third Contract Anniversary                                 x      1.03
                                                                                                 ------------
                                                                                                 $109,272.70
               (Continues to increase by 3% on each of the fourth through eighth
               Contract Anniversaries.)

               On the ninth Contract Anniversary the
               3% Annual Increase Amount is =                                                    $130,477.32

S40645                             9                                         NY



               The withdrawal occurs in the tenth year between the ninth and tenth Contract Anniversaries. Therefore the Annual Increase
               Amount at the time of the withdrawal will be *reduced
               proportionately by the percentage of Contract Value withdrawn:
               ($20,000 / $160,000) = 0.125 x $130,477.32 =                                      - 16,309.66

                                                                                                 $114,167.65
               Increased by 3% on the tenth Contract Anniversary                                 x      1.03
                                                                                                 ------------
                                                                                                 $117,592.68

               Verifying that the 3% Annual Increase Amount is within the maximum limit:
                   1.5 times Purchase Payments:    1.5 x $100,000 =                                $150,000
                   *reduced proportionately by the percentage of Contract Value
                   withdrawn:   ($20,000 / $160,000) = 0.125 x $150,000 =                        -   18,750
                                                                                                 ----------

                                                                                                  $131,250
     2)  The MAV:
               The MAV on the ninth Contract Anniversary                                          $180,000

               The withdrawal occurs in the tenth year between the ninth and tenth Contract Anniversaries. Therefore the MAV at the time of the withdrawal will be *reduced proportionately by the percentage of Contract Value withdrawn: ($20,000 / $160,000) = 0.125 x
               $180,000 =                                                                         - 22,500

                                                                                                  $157,500
               The MAV on the tenth Contract Anniversary
               is the greater of $157,500 or $140,000 =                                          $157,500
                                                                                                 ========

     3) The 5% Annual Increase Amount:
               Initial Purchase Payment                                                          $100,000.00
               Increased by 5% on the first Contract Anniversary                                 x      1.05
                                                                                                 ------------
                                                                                                 $105,000.00
               Increased by 5% on the second Contract Anniversary                                x      1.05
                                                                                                 ------------
                                                                                                 $110,250.00
               Increased by 5% on the third Contract Anniversary                                 x      1.05
                                                                                                 ------------
                                                                                                 $115,762.50
               (Continues to increase by 5% on each of the fourth through ninth
               Contract Anniversaries.)

               On the ninth Contract Anniversary the
               5% Annual Increase Amount is =                                                    $155,132.82

               The withdrawal occurs in the tenth year between the ninth and tenth Contract Anniversaries. Therefore the Annual Increase
               Amount at the time of the withdrawal will be *reduced
               proportionately by the percentage of Contract Value withdrawn:
               ($20,000 / $160,000) = 0.125 x $155,132.82 =                                      - 19,391.60
                                                                                                 $135,741.22
               Increased by 5% on the tenth Contract Anniversary                                 x     1.05
                                                                                                 ------------

                                                                                                 $142,528.28

               Verifying that the 5% Annual Increase Amount is within the maximum limit:


S40645                                  10                                    NY


                   2 times Purchase Payments:    2 x $100,000 =                                   $200,000
                   *Reduced proportionately by the percentage of Contract Value
                   withdrawn:   ($20,000 / $160,000) = 0.125 x $200,000 =                       -   25,000
                                                                                                 ---------
                                                                                                  $175,000

On the tenth Contract Anniversary you may elect to receive GPWB payments of up to:

o    10% of the MAV ($15,750), or
o    5% of the 5% Annual Increase Amount ($7,126.41).

*Note: A proportionate reduction may result in greater than a dollar for dollar decrease.

                                   EXAMPLE #2
Assumptions

1) You purchase the Contract with an initial Purchase Payment of $100,000 (not including any applicable bonus). You make no additional Purchase Payments.

2)   The MAV on the ninth Contract Anniversary is $120,000.

3) You take a partial withdrawal of $20,000 (this includes any applicable withdrawal charge) in the tenth Contract Year when the Contract Value (prior to the partial withdrawal) is $100,000. You take no other partial withdrawals.

4)   The Contract Value on the tenth Contract Anniversary is $80,000.

5) You have not yet reached your 81st birthday as of the tenth Contract Anniversary.


GPWB Value as of the Tenth Contract Anniversary
On the tenth Contract Anniversary, the GPWB Value is equal to the greatest of:


     1) The 3% Annual Increase Amount:
               Initial Purchase Payment                                                          $100,000.00
               Increased by 3% on the first Contract Anniversary                                 x      1.03
                                                                                                 ------------
                                                                                                 $103,000.00
               Increased by 3% on the second Contract Anniversary                                x      1.03
                                                                                                 ------------
                                                                                                 $106,090.00
               Increased by 3% on the third Contract Anniversary                                 x      1.03
                                                                                                 ------------
                                                                                                 $109,272.70
               (Continues to increase by 3% on each of the fourth through ninth
               Contract Anniversaries.)

               On the ninth Contract Anniversary the
               3% Annual Increase Amount is =                                                    $130,477.32

               The withdrawal occurs in the tenth year between the ninth and tenth Contract Anniversaries. Therefore the Annual Increase
               Amount at the time of the withdrawal will be *reduced
               proportionately by the percentage of Contract Value withdrawn:
               ($20,000 / $100,000) = 0.2 x $130,477.32 =                                        - 26,095.46
                                                                                                 $104,381.85
               Increased by 3% on the tenth Contract Anniversary                                 x      1.03
                                                                                                 ------------

                                                                                                  $107,513.31
S40645                             11                                         NY


               Verifying that the 3% Annual Increase Amount is within the maximum limit:
                   1.5 times Purchase Payments:    1.5 x $100,000 =                                $150,000
                   *Reduced proportionately by the percentage of Contract Value
                   withdrawn:   ($20,000 / $100,000) = 0.2 x $150,000 =                          -   30,000
                                                                                                 ----------

                   $120,000
     2)  The MAV:
               The MAV on the ninth Contract Anniversary                                         $120,000

               The withdrawal occurs in the tenth year between the ninth and tenth Contract Anniversaries. Therefore the MAV at the time of the withdrawal will be *reduced proportionately by the percentage of Contract Value withdrawn: ($20,000 / $100,000) = 0.2 x
               $120,000 =                                                                        - 24,000
                                                                                                  $96,000
               The MAV on the tenth Contract Anniversary
               Greater of $96,000 and $80,000 =
               $96,000

     3) The 5% Annual Increase Amount:
               Initial Purchase Payment                                                          $100,000.00
               Increased by 5% on the first Contract Anniversary                                 x      1.05
                                                                                                 ------------
                                                                                                 $105,000.00
               Increased by 5% on the second Contract Anniversary                                x      1.05
                                                                                                 ------------
                                                                                                 $110,250.00
               Increased by 5% on the third Contract Anniversary                                 x      1.05
                                                                                                 ------------
                                                                                                 $115,762.50
               (Continues to increase by 5% on each of the fourth through ninth
               Contract Anniversaries.)

               On the ninth Contract Anniversary the
               5% Annual Increase Amount is =                                                    $155,132.82

               The withdrawal occurs in the tenth year between the ninth and tenth Contract Anniversaries. Therefore the Annual Increase
               Amount at the time of the withdrawal will be *reduced
               proportionately by the percentage of Contract Value withdrawn:
               ($20,000 / $100,000) = 0.2 x $155,132.82 =                                        - 31,026.56
                                                                                                 $124,106.26
               Increased by 5% on the tenth Contract Anniversary                                 x      1.05
                                                                                                 ------------

                                                                                                 $130,311.57

               Verifying that the 5% Annual Increase Amount is within the maximum limit:
                   2 times Purchase Payments:    2 x $100,000 =                                    $200,000
                   *Reduced proportionately by the percentage of Contract Value
                   withdrawn:   ($20,000 / $100,000) = 0.2 x $200,000 =                          -   40,000
                                                                                                 ----------

                                                                                                   $160,000

On the tenth Contract Anniversary you may elect to receive GPWB payments of up to:

o    10% of the 3% Annual Increase Amount ($10,751.33) or

o    5% of the 5% Annual Increase Amount ($6,515.58).

*Note: A proportionate reduction may result in greater than a dollar for dollar decrease.

S40645                             12                                         NY

                                   EXAMPLE #3
Assumptions

1) You purchase the Contract with an initial Purchase Payment of $100,000 (not including any applicable bonus). You make no additional Purchase Payments.

2)   The MAV on the ninth Contract Anniversary is $120,000.

3) You take a partial withdrawal of $20,000 (this includes any applicable withdrawal charge) in the tenth Contract Year when the Contract Value (prior to the partial withdrawal) is $100,000. You take no other partial withdrawals.

4)   The  Contract  Value on the tenth  Contract  Anniversary  is  $80,000.  The
     Contract   Value  remains  at  $80,000   through  the  fifteenth   Contract
     Anniversary.

5) You have not yet reached your 81st birthday as of the fifteenth Contract Anniversary.


GPWB Value as of the Fifteenth Contract Anniversary
On the fifteenth Contract Anniversary, the GPWB Value is equal to the greatest of:
     1) The 3% Annual Increase Amount:
               Initial Purchase Payment                                                          $100,000.00
               Increased by 3% on the first Contract Anniversary                                 x      1.03
                                                                                                 ------------
                                                                                                 $103,000.00
               Increased by 3% on the second Contract Anniversary                                x      1.03
                                                                                                 ------------
                                                                                                 $106,090.00
               Increased by 3% on the third Contract Anniversary                                 x      1.03
                                                                                                 ------------
                                                                                                 $109,272.70
               (Continues to increase by 3% on each of the fourth through ninth
               Contract Anniversaries.)

               On the ninth Contract Anniversary the
               3% Annual Increase Amount is =                                                    $130,477.32

               The withdrawal occurs in the tenth year between the ninth and tenth Contract Anniversaries. Therefore the Annual Increase
               Amount at the time of the withdrawal will be *reduced
               proportionately by the percentage of Contract Value withdrawn:
               ($20,000 / $100,000) = 0.2 x $130,477.32 =                                        - 26,095.46
                                                                                                 $104,381.85
               Increased by 3% on the tenth Contract Anniversary                                 x      1.03
                                                                                                 -----------
                                                                                                 $107,513.31
               Increased by 3% on the eleventh Contract Anniversary                              x     1.03
                                                                                                 ------------
                                                                                                 $110,738.71
               Increased by 3% on the twelfth Contract Anniversary                               x      1.03
                                                                                                 ------------
                                                                                                 $114,060.87
               Increased by 3% on the thirteenth Contract Anniversary                            x      1.03
                                                                                                 ------------
                                                                                                 $117,482.70
               Increased by 3% on the fourteenth Contract Anniversary                            x      1.03
                                                                                                 ------------
                                                                                                 $121,007.18
               Verifying that the 3% Annual Increase Amount is within the maximum limit:
                   1.5 times Purchase Payments:    1.5 x $100,000 =                              $150,000

S40645                               13                                       NY




                   *Reduced proportionately by the percentage of Contract Value
                   withdrawn:   ($20,000 / $100,000) = 0.2 x $150,000 =                          -   30,000
                                                                                                 ----------

                                                                                                   $120,000



Therefore the 3% Annual Increase Amount on the fourteenth and subsequent anniversaries is limited to $120,000.


     2) The MAV:
               The MAV on the ninth Contract Anniversary                                         $120,000

               The withdrawal occurs in the tenth year between the ninth and tenth Contract Anniversaries. Therefore the MAV at the time of the withdrawal will be *reduced proportionately by the percentage of Contract Value withdrawn: ($20,000 / $100,000) = 0.2 x
               $120,000 =                                                                        - 24,000
                                                                                                  $96,000
               The MAV on the tenth through the fifteenth Contract Anniversaries
               is the greater of $96,000 or $80,000 =                                             $96,000
                                                                                                  =======

     3) The 5% Annual Increase Amount:
               Initial Purchase Payment                                                          $100,000.00
               Increased by 5% on the first Contract Anniversary                                 x      1.05
                                                                                                 ------------
                                                                                                 $105,000.00
               Increased by 5% on the second Contract Anniversary                                x      1.05
                                                                                                 ------------
                                                                                                 $110,250.00
               Increased by 5% on the third Contract Anniversary                                 x      1.05
                                                                                                 ------------
                                                                                                 $115,762.50
               (Continues to increase by 5% on each of the fourth through ninth
               Contract Anniversaries.)

               On the ninth Contract Anniversary the
               5% Annual Increase Amount is =                                                    $155,132.82

               The withdrawal occurs in the tenth year between the ninth and tenth Contract Anniversaries. Therefore the Annual Increase
               Amount at the time of the withdrawal will be *reduced
               proportionately by the percentage of Contract Value withdrawn:
               ($20,000 / $100,000) = 0.2 x $155,132.82 =                                         - 31,026.56
                                                                                                 $124,106.26
               Increased by 5% on the tenth Contract Anniversary                                 x      1.05
                                                                                                 ------------
                                                                                                 $130,311.57
               Increased by 5% on the eleventh Contract Anniversary                              x      1.05
                                                                                                 ------------
                                                                                                 $136,827.15
               Increased by 5% on the twelfth Contract Anniversary                               x      1.05
                                                                                                 ------------
                                                                                                 $143,668.51
               Increased by 5% on the thirteenth Contract Anniversary                            x      1.05
                                                                                                 ------------
                                                                                                 $150,851.93
               Increased by 5% on the fourteenth Contract Anniversary                            x      1.05
                                                                                                 ------------
                                                                                                 $158,394.53
               Increased by 5% on the fifteenth Contract Anniversary                             x      1.05
                                                                                                 ------------

                                                                                                 $166,314.25

S40645                             14                                         NY




               Verifying that the 5% Annual Increase Amount is within the maximum limit:
                   2 times Purchase Payments:    2 x $100,000 =                                  $200,000
                   *Reduced proportionately by the percentage of Contract Value
                   withdrawn:   ($20,000 / $100,000) = 0.2 x $200,000 =                          -  40,000
                                                                                                 ---------
                                                                                                  $160,000

Therefore the 5% Annual Increase Amount on the fifteenth and subsequent anniversaries is equal to $160,000.

On the tenth Contract Anniversary you may elect to receive GPWB payments of up to:

o    10% of the 3% Annual Increase Amount ($12,000), or
o    5% of the 5% Annual Increase Amount ($8,000).

*Note: A proportionate reduction may result in greater than a dollar for dollar decrease.


                  ALLIANZ  LIFE INSURANCE COMPANY OF NEW YORK


/s/ Suanne J. Pepin
Senior Vice President, Secretary     /s/Charles Kavitsky
and Chief Legal Officer              Chairman of the Board,CEO and President


S40645                             15                                         NY